                                                                    Exhibit 10.2

                       FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of the 27th day of April, 2005, by and among ASHTON WOODS USA L.L.C. (the "Borrower"), the LENDERS party hereto, WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, BANK OF AMERICA, N.A., as Syndication Agent, KEY BANK, NATIONAL ASSOCIATION, as Documentation Agent, and the GUARANTORS party hereto.

                                    RECITALS:

          The Borrower, the Administrative Agent and the Lenders have entered into a certain Credit Agreement (the "Credit Agreement") dated as of January 20, 2005. Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

          The Guarantors consist of Owner Guarantors that have executed or otherwise become a party to the Owner Guaranty Agreement and Subsidiary Guarantors that have executed or otherwise become a party to the Subsidiary Guaranty Agreement.

          The Borrower and Guarantors have requested the Administrative Agent and the Lenders to amend the Credit Agreement upon the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent and the Lenders, intending to be legally bound hereby, agree as follows:

          SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

          SECTION 2. Amendment. The Credit Agreement is hereby amended as follows:

     2.1 The definition of "Secured Indebtedness" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

               "Secured Indebtedness" shall mean all Indebtedness of Borrower or any of its Subsidiaries (excluding Indebtedness owing to Borrower or any of its Subsidiaries) that is (a) secured by a Lien on assets of Borrower or any of its Subsidiaries or (b) supported by a guarantee of Borrower or any Subsidiary (including without limitation purchase money Indebtedness, Non-Recourse Indebtedness, obligations under sale/leaseback transactions and obligations under Capital Leases) and in either case is Indebtedness permitted under Section 7.10 hereof; provided, however, that Indebtedness under the Subordinated Notes shall not be Secured Indebtedness solely by reason of clause (b) of this definition.

     2.2. Section 6.2 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of paragraph (d) thereof, (ii) redesignating paragraph
(e) thereof to be paragraph (f) thereof, and (iii) adding a new paragraph (e) thereto that shall read in its entirety as follows:

               (e) copies of all reports, notices and other information furnished to any holder of any Subordinated Notes as and when such reports, notices and other information are so furnished to such holder; and

     2.3 Section 7.9 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               7.9 Limitation on Payment of Subordinated Indebtedness. Pay, repay, purchase or defease any Subordinated Indebtedness, directly or indirectly, in cash or in other property, or by set-off or in any other manner, unless and until all Obligations have been paid in full and all Commitments have been terminated. Notwithstanding the foregoing, Borrower or any Subsidiary may make scheduled payments of interest on the Subordinated Indebtedness, may redeem Subordinated Indebtedness pursuant to provisions of such Subordinated Indebtedness allowing redemption at the option of the Borrower with the proceeds of any equity offering or after such Subordinated Indebtedness has been outstanding for a defined period, may purchase Subordinated Indebtedness by issuer tender offer or open market purchase and may repay Subordinated Indebtedness upon its scheduled maturity, so long as no Default or Event of Default has occurred and is continuing or would occur as a result of making such payment, redemption, purchase or repayment, as the case may be.

          SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Lenders hereunder are subject to the following conditions:

          (a) receipt by the Administrative Agent of a duly executed counterpart of this Amendment signed by the Borrower, the Guarantors, and the Required Lenders; and

          (b) the fact that the representations and warranties of the Borrower contained in Article 4 of the Credit Agreement and in Section 5 of this Amendment shall be true on and as of the date hereof.

          SECTION 4. No Other Amendment. Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Lenders and the Administrative Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Obligations. The Borrower promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, being hereby ratified and affirmed. The Borrower hereby expressly agrees that the Credit Agreement, as amended, is in full force and effect.

          SECTION 5. Representations and Warranties. The Borrower hereby represents and warrants to each of the Lenders as follows:

          (a) No Default under the Credit Agreement has occurred and is continuing on the date hereof.

          (b) The Borrower and Guarantors have the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by them.

          (c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and Guarantors and constitutes a legal, valid and binding obligation of the Borrower, and each Guarantor enforceable against it in accordance with its terms, provided that such enforceability is subject to general principles of equity.

          (d) The execution and delivery of this Amendment and the performance of the Borrower and Guarantors hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower or any Guarantor, nor be in contravention of or in conflict with the articles of incorporation or bylaws or other applicable organizational documents of the Borrower, or any Guarantor, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower, or any Guarantor is party or by which the assets or properties of the Borrower or Guarantors are or may become bound.

          SECTION 6. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

          SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of North Carolina.

          SECTION 8. Consent by Guarantors. The Guarantors consent to the foregoing amendments. Each Guarantor promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Guaranty Agreement to which it is a party, said Guaranty Agreement being hereby ratified and affirmed. Each Guarantor hereby expressly agrees that the Guaranty Agreement to which it is a party is in full force and effect.

             [The remainder of this page intentionally left blank.]

                                                                    Exhibit 10.2

     IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, under seal, this Amendment as of the day and year first above written.

                                        BORROWER:

                                        ASHTON WOODS USA L.L.C.,
                                        a Nevada limited liability company


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Manager


                                Signature Page of
         Third Amendment to Second Amended and Restated Credit Agreement
                                  Page 1 of 13

                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        as Administrative Agent and a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                Signature Page of
                       First Amendment to Credit Agreement
                                  Page 2 of 13

                                        BANK OF AMERICA, N.A., as Syndication
                                        Agent and a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                Signature Page of
                       First Amendment to Credit Agreement
                                  Page 3 of 13

                                        KEY BANK, NATIONAL ASSOCIATION,
                                        as Documentation Agent and a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                Signature Page of
                       First Amendment to Credit Agreement
                                  Page 4 of 13

                                        FIRST AMERICAN BANK, as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                Signature Page of
                       First Amendment to Credit Agreement
                                  Page 5 of 13

                                        GUARANTY BANK, as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                Signature Page of
                       First Amendment to Credit Agreement
                                  Page 6 of 13

                                        COMERICA BANK, as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                Signature Page of
                       First Amendment to Credit Agreement
                                  Page 7 of 13

                                        NATIONAL CITY BANK, as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                Signature Page of
                       First Amendment to Credit Agreement
                                  Page 8 of 13

                                        U.S. BANK NATIONAL ASSOCIATION, as a
                                        Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                Signature Page of
                       First Amendment to Credit Agreement
                                  Page 9 of 13

                                        OWNER GUARANTORS:

                                        ELLY NEVADA, INC., a Nevada corporation


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Vice President


                                        NORMAN NEVADA, INC., a Nevada
                                        corporation


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Vice President


                                        LARRY NEVADA, INC., a Nevada corporation


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Vice President


                                        BRUCE NEVADA, INC., a Nevada corporation


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Vice President


                                        HARRY NEVADA, INC., a Nevada corporation


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: President


                                        SEYMOUR NEVADA, INC., a Nevada
                                        corporation


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Vice President


                                Signature Page of
                       First Amendment to Credit Agreement
                                  Page 10 of 13

                                        HAYDN NEVADA, INC., a Nevada corporation


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Vice President


                                        LITTLE SHOTS NEVADA L.L.C., a Nevada
                                        limited liability company


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Manager


                                Signature Page of
                       First Amendment to Credit Agreement
                                  Page 11 of 13

                                        SUBSIDIARY GUARANTORS:

                                        ASHTON ATLANTA RESIDENTIAL, L.L.C.,
                                        a Georgia limited liability company


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Manager


                                        ASHTON DALLAS RESIDENTIAL L.L.C.,
                                        a Texas limited liability company


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Manager


                                        ASHTON HOUSTON RESIDENTIAL L.L.C.,
                                        a Texas limited liability company


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Manager


                                        ASHTON WOODS ARIZONA L.L.C.,
                                        a Nevada limited liability company


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Manager


                                        ASHTON ORLANDO RESIDENTIAL L.L.C.,
                                        a Nevada limited liability company


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Manager


                                Signature Page of
                       First Amendment to Credit Agreement
                                  Page 12 of 13

                                        ASHTON BURDEN, LLC,
                                        a Florida limited liability company


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Manager


                                        ASHTON TAMPA RESIDENTIAL LLC,
                                        a Nevada limited liability company


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Manager


                                        ASHTON DENVER RESIDENTIAL, LLC,
                                        a Nevada limited liability company


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Manager


                                        PINERY JOINT VENTURE, a Colorado joint
                                        venture


                                        By:
                                            ------------------------------------
                                        Name: Harry Rosenbaum
                                        Title: Authorized Representative


                                Signature Page of
                       First Amendment to Credit Agreement
                                  Page 13 of 13